Exhibit 99.2

Tii NETWORK TECHNOLOGIES, INC.
2008 EQUITY COMPENSATION PLAN
RESTRICTED STOCK CONTRACT

THIS RESTRICTED STOCK CONTRACT (this “Contract”) is entered into as of May 20, 2010 (the “Award Date”) between Tii NETWORK TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and _________________________________ (the “Awardee”).

W I T N E S S E T H:

1.           The Company, in accordance with action taken by the Company's Board of Directors and subject to the terms and conditions of the 2008 Equity Compensation Plan of the Company (the “Plan”), grants to the Awardee a restricted stock award (this “Award”) with respect to an aggregate of 20,000 shares (subject to adjustment as provided in the Plan, the “Award Shares”) of the Common Stock, $.01 par value per share, of the Company (“Common Stock”).  Terms used, but not defined in this Contract, shall have the meaning ascribed to them in the Plan.

2.           (a)           The Award Shares shall vest on the earliest of (i) the close of business on May 19, 2013, (ii) the 2013 annual meeting of stockholders of the Company at which directors are elected, (iii) a “Change in Control” (as defined below) of the Company, (iv) the Awardee’s death or (v) the Awardee’s cessation of service as a director of the Company by reason of disability (each such event, a “Vesting Event”), in each case provided the Awardee remains continuously in service as a director of the Company from the Award Date until the applicable Vesting Event. Notwithstanding the foregoing, if the Awardee’s service as a director of the Company terminates prior to the 2013 annual meeting of stockholders of the Company as a result of not being nominated for re-election as a director or not being re-elected as a director, the Award Shares shall vest at the rate of 1/36th of the number of Award Shares for each month of service as a director by the Awardee beginning on the date hereof.  If and to the extent Award Shares vest, the Company shall, promptly following the applicable Vesting Event, deliver the number of whole Award Shares vested upon such Vesting Event to the Awardee.  If a fractional share would otherwise be vested and deliverable, in lieu of such fractional share, the Awardee shall be entitled to receive an amount in cash equal to such fraction multiplied by the Fair Market Value of the Company’s Common Stock on the day preceding the Vesting Event.

(b)           If the Awardee’s service as a director of the Company ceases for any reason on or prior to the Vesting Event, any (subject to pro ration if such cessation is as a result of the Awardee not being re-nominated or re-elected as a director of the Company as provided above) Award Shares that have not vested at such time shall be automatically forfeited to the Company.  The period prior to the Vesting Event or the date on which forfeiture of the Award for applicable Award Shares occurs is referred to as the “Period of Restriction”.

(c)           During the Period of Restriction of any Award Shares, such Award Shares shall have the rights and restrictions provided for in Sections 3(b) and 3(c).  Award Shares that have vested shall, as of the close of business on the date of the Vesting Event, be free of restrictions and freely transferable (subject to limitations of applicable securities laws) by the Awardee.

(d)           For purposes hereof, “Change in Control” of the Company shall mean, and shall be deemed to have occurred upon, the occurrence of (x) the sale by the Company of all or substantially all of its assets to any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), (y) the consolidation or merger of the Company with any person as a result of which consolidation or merger the outstanding shares of the Company immediately prior to such consolidation or merger do not, immediately thereafter, represent more than 50% of the combined voting power entitled to vote (in the absence of contingencies) in the election of directors of the consolidated or merged company’s then outstanding voting securities or (z) a tender offer, merger, consolidation, sale of assets, sale of stock of the Company or election or any combination of the foregoing transactions in which the persons who were directors of the Company immediately before such transaction or election cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

3.           (a)           Stock certificate(s) for the Award Shares shall promptly hereafter be issued to, and registered on the Company’s stock transfer books in the name of, the Awardee in certificated, book entry or electronic form, as determined by the Committee.  If issued in certificated form, physical possession of the stock certificate(s) shall be deposited with, and held in custody by, the Company until such time as the relevant Award Shares vest (promptly following which the vested Award Shares shall be delivered to the Awardee) or are forfeited (in which event the forfeited Award Shares shall be cancelled by the Company and returned to the status of authorized but unissued Common Stock).  The Awardee shall deliver to the Company a stock power executed in favor of the Company with respect to the Award Shares, which stock power may be completed and used by the Company to cancel (i) Award Shares that are forfeited and (ii) any Award Shares that the Company may withhold and cancel pursuant to the last sentence of Section 4.  Solely, with respect Award Shares that are forfeited to the Company and Award Shares that the Company may withhold and cancel pursuant to the last sentence of Section 4, the Awardee hereby irrevocably constitutes and appoints those serving from time to time as the Secretary and Assistant Secretary of the Company as the Awardee’s attorney-in-fact, with full power of substitution in the premises and with full power and authority to execute any stock transfer powers or other instruments necessary to transfer such shares on the books of the Company to the Company in the name, place and stead of the Awardee.  The power granted hereby is coupled with an interest, is irrevocable, shall survive the death, disability or insanity of the Awardee and shall continue until all Award Shares are delivered to the Awardee or the Company as provided in this Contract.

(b)           During the Period of Restriction with respect to applicable Award Shares, whether or not such Award Shares are vested, the Awardee (i) may exercise full voting rights with respect to the Award Shares in the same manner as any stockholder of the Company and (ii) shall be entitled to receive all dividends and other distributions paid with respect to the Award Shares in cash or in property (other than Common Stock).  All dividends and other distributions paid in Common Stock with respect to the Award Shares that have not vested at the time shall be deposited with the Company pursuant to Section 3(a) and shall be considered to be additional Award Shares, subject to the same restrictions on vesting and forfeiture as the Award Shares with respect to which they were paid.

(c)           The Awardee does not have the right to sell, transfer, exchange, pledge, hypothecate or otherwise dispose (other than as provided in Section 9) of this Award or, prior to vesting thereof, any Award Shares.  Any attempt to sell, transfer, exchange, pledge, hypothecate or otherwise dispose (other than as provided in Section 9) of this Award, or, prior to vesting thereof, any Award Shares shall be null, void and of no force and effect.

(d)           Any Award Shares issued in book entry or electronic form shall be subject to the following restriction, and any certificate(s) evidencing the Award Shares shall bear the following legend during the Period of Restriction:

The sale, transfer, pledge, hypothecation or other disposition of the shares represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the 2008 Equity Compensation Plan of Tii Network Technologies, Inc., in the rules, regulations and administrative procedures adopted pursuant to such Plan, and in an associated Restricted Stock Contract.  A copy of the Plan, such rules, regulations and procedures, and the applicable Restricted Stock Contract may be obtained from the Secretary of Tii Network Technologies, Inc.

4.           The Awardee shall provide the Company with a copy of any election made pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and similar provision of state law (collectively, an “83(b) Election”).  If the Awardee elects to make a timely 83(b) Election, the Awardee shall immediately pay the Company the amount necessary to satisfy any applicable Federal, state, and local income and employment tax withholding requirements. If the Awardee does not make a timely 83(b) Election, the Awardee shall, either at the time that the Award Shares vest under this Contract or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable Federal, state, and local income and employment tax withholding requirements or make other arrangements satisfactory to the Company for such payment.  The Company shall have the right to retain and withhold as provided herein the amount of taxes required by any government or governmental authority to be withheld or otherwise deducted and paid with respect to the Award Shares.  At its discretion, the Committee may require the Awardee to reimburse the Company for any such taxes required to be withheld by the Company and may withhold any distribution, in whole or in part, until the Company is so reimbursed.  In lieu thereof, the Company shall have the right to withhold from any other cash amounts due to or to become due from the Company to the Awardee an amount equal to such taxes required to be withheld by the Company in order to reimburse the Company for any such taxes or to retain and withhold, or cause to be returned to it, a number of Award Shares having a Fair Market Value on the date of the Vesting Event not less than the amount of such taxes and cancel any such Award Shares so withheld or returned, in order to reimburse the Company for any such taxes.

5.           (a)           It is a condition to the vesting of this Award, and the sale by the Awardee of any Award Shares acquired upon vesting of this Award, that either (i) a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), shall be effective and current at that time with respect to such vesting or sale in such transaction or (ii) there is an exemption from registration under the Securities Act with respect to such vesting or sale in such transaction.  Nothing herein shall be construed as requiring the Company to register Award Shares under the Securities Act or to keep any Registration Statement effective or current.

(b)           The Committee may require, as a condition to the delivery of Award Shares upon any vesting of this Award and the sale by the Awardee of Award Shares, that the Awardee execute and deliver to the Company the Awardee’s representations, warranties, covenants and documents, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements with respect to such transaction, and the Committee may require the Awardee, in claiming such exemption with respect to any sale or other disposition by the Awardee of any Shares, prior to any offer of sale or sale of such Award Shares, to provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

(c)           In addition, if at any time the Committee shall determine that the listing or qualification of the Award Shares on any securities exchange or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of this Award or the issuance of Award Shares hereunder, the Award Shares subject to this Award need not be delivered, in whole or in part, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

(d)           The Company may affix appropriate legends upon the certificates for Award Shares to be delivered to the Awardee and may issue such “stop transfer” instructions to its transfer agent in respect of such Award Shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act and (b) implement the provisions of the Plan or this Contract or any other agreement between the Company and the Awardee with respect to such Award Shares.

6.           All notices and other communications required or permitted under this Contract shall be in writing and may be given by any of the following methods: (x) personal delivery; (y) United States certified or registered mail return receipt requested; or (z) nationally recognized overnight delivery service, in each case with delivery charges, if any, prepaid.  Notices shall be addressed as follows (or to such other address for such party as shall be specified by notice given pursuant to this provision):

(i)           to the Company:

Tii Network Technologies, Inc.
Attention: Chief Financial Officer
141 Rodeo Drive
Edgewood, New York 11717-8378

(ii)	if to the Awardee, at the Awardee’s mailing address set forth on the signature page hereof.

All notices and communications given in accordance with this Section 6 shall be deemed given and effective upon (i) in the case of personal delivery, actual receipt thereof by the addressee; (ii) in the case of United States certified or registered mail, five (5) business days after mailing, as evidenced by the postmark; and (iii) in the case of nationally recognized overnight delivery service, on the scheduled date of delivery.

7.           Nothing in the Plan or this Contract shall confer upon the Awardee any right to continue as a director of, or in the employ of, the Company, any Parent or any Subsidiary, or in any way affect the right of the Company, any Parent or any Subsidiary to terminate the Awardee as a director in accordance with the requirements of law.

8.           The Company and the Awardee agree that they will both be subject to and bound by all of the terms and conditions of the Plan, receipt of a copy of which is acknowledged by the Awardee and is made a part hereof.  In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

9.           This Award is not transferable by the Awardee otherwise than by will or the laws of descent and distribution.

10.           This Contract shall be binding upon and inure to the benefit of the parties hereto and the successors, assigns, heirs and legal representatives of the respective parties.

11.           The Plan, and this Contract and all related matters, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions that would defer to the laws of another jurisdiction.  Any dispute under the Plan, or under this Contract, shall be adjudicated solely and exclusively in the Federal and State Courts located in Suffolk County, State of New York, and no other Court shall have jurisdiction of this Contract, this Award or any dispute hereunder.

12.           If any provision of this Contract, or part thereof, is determined to be unenforceable for any reason whatsoever, it shall be severable from the remainder of this Contract and shall not invalidate or affect the other provisions of this Contract, which shall remain in full force and effect and shall be enforceable according to their terms.  No covenant shall be dependent upon any other covenant or provision herein, each of which stands independently.

13.           The Awardee agrees that the Company may amend the Plan and this Award, subject to the limitations contained in the Plan.

14.           Section 409A of the Code (“Section 409A”) imposes certain restrictions on amounts deferred under nonqualified deferred compensation plans and a 20% excise tax on the Awardee on amounts that are subject to, but do not comply with, Section 409A.  Section 409A includes a broad definition of nonqualified deferred compensation plans, which includes certain types of equity incentive compensation.  It is intended that this Award will comply with an exemption from the requirements of Section 409A and the treasury regulations promulgated thereunder (and any subsequent notices or guidance issued by the Internal Revenue Service).  The Company shall not be liable to the Awardee or any other person if this Award is subject to Section 409A or the Awardee or any other person is subject to any additional tax, penalty or interest under Section 409A.  The Awardee is solely responsible for the payment of any tax, penalty or interest (other than Company withholding obligations) that may result from this Award.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.

Tii NETWORK TECHNOLOGIES, INC.
By:
Name: Title:

AWARDEE:
Signature:
Print Name:
Awardee’s Address: